FAIR VALUE MEASUREMENT (Significant Unobservable Inputs Used In Fair Value Measurement) (Details) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
Dec. 31, 2017 CNY (¥) ¥ / shares
Fair Value Measurements, Recurring and Nonrecurring, Valuation Techniques [Line Items]
Spot value of net income | ¥	¥ 31,698
Volatility of net income	10.00%
Expected annual growth rate of net income	0.00%
Discount Factor | ¥ / shares	¥ 0.95